GAMCO GLOBAL SERIES FUNDS, INC.

Supplement dated November 30, 2016

to

Prospectus dated April 29, 2016;

Statement of Additional Information dated April 29, 2016; and

The GAMCO Global Telecommunications Fund’s Summary Prospectus dated April 29, 2016

This supplement amends certain information in the Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) each dated April 29, 2016, of GAMCO Global Series Funds, Inc. (the “Corporation”), and in the Summary Prospectus (the “Summary Prospectus”) of The GAMCO Global Telecommunications Fund (the “Fund”) dated April 29, 2016. Unless otherwise indicated, all other information included in the Prospectus, SAI, and Summary Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus, SAI, and Summary Prospectus.

Revised Fee and Expense Waiver For Class I Shares

Effective December 1, 2016, Gabelli Funds, LLC, the Adviser, has agreed to amend its contractual agreement with respect to Class I shares of the Fund to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 1.00%. This arrangement is in effect through April 30, 2018.

Under these same arrangements, the Fund has also agreed, during the two year period following the year of any such waiver or reimbursement by the Adviser, to repay such amount, but only to the extent the Fund’s adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 1.00% for Class I shares after giving effect to the repayments.

There are no changes to the terms of the contractual agreement with respect to share classes of other funds in the Corporation. The Fund’s Class AAA, A, and C shares will continue to not be subject to any contractual fee or expense limitation.

This Fund’s waiver/reimbursement arrangements are in effect through April 30, 2018, and may be terminated only by the Board of Directors of the Corporation before such time.

Temporary Reduction In Class I Minimum Initial Investment Amount

In addition, effective December 1, 2016 through April 30, 2018, the minimum initial investment for Class I shares will be $100,000. Beginning on May 1, 2018, the minimum initial investment for Class I shares will revert to $500,000. There will continue to be no minimum for subsequent investments. The minimum initial investment for Class I shares is waived for employee benefit plans with assets of at least $50 million. The Distributor reserves the right to waive or change minimum investment amounts.

If you are eligible and wish to purchase at least $100,000 worth of shares ($500,000 worth of shares beginning May 1, 2018), then you should consider purchasing Class I shares.

Revised Fees and Expenses Table

To reflect the change in the contractual fee and expense waiver, the section “Fees and Expenses” in the Fund’s Summary Prospectus and in the Corporation’s Prospectus as it relates to the Fund is modified as follows:

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Fees and Expenses of the Global Telecommunications Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Telecommunications Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Gabelli family of mutual funds. More information about these and other discounts is available from your financial professional and in the section entitled, “Classes of Shares” on page 32 of the prospectus.

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption price)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.38%	0.38%	0.38%	0.38%

Total Annual Fund Operating Expenses(1)	1.63%	1.63%	2.38%	1.38%
Fee Waiver and/or Expense Reimbursement(1)	—	—	—	0.38%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)	1.63%	1.63%	2.38%	1.00%

(1)	The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Global Telecommunications Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 1.00% for Class I shares. Under this same arrangement, the Global Telecommunications Fund has also agreed, during the two year period following the year of any such waiver or reimbursement by the Adviser, to repay such amount, but only to the extent the Global Telecommunications Fund’s adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 1.00% for Class I shares, after giving effect to the repayments. This arrangement is in effect through April 30, 2018 for the Class I shares, and may be terminated only by the Board of Directors of the Corporation before such time.

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Expense Example

This example is intended to help you compare the cost of investing in the Global Telecommunications Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Global Telecommunications Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Global Telecommunications Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$166	$514	$887	$1,933
Class A Shares	$731	$1,060	$1,411	$2,397
Class C Shares	$341	$742	$1,270	$2,716
Class I Shares	$102	$400	$719	$1,624

You would pay the following expenses if you did not redeem your shares of the Global Telecommunications Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$166	$514	$887	$1,933
Class A Shares	$731	$1,060	$1,411	$2,397
Class C Shares	$241	$742	$1,270	$2,716
Class I Shares	$102	$400	$719	$1,624

Shareholders Should Retain This Supplement For Future Reference

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